Exhibit 10.13

FIRST SUPPLEMENTAL INDENTURE

BY AND BETWEEN

SIRIUS INTERNATIONAL GROUP, LTD.,
as Issuer

AND

THE BANK OF NEW YORK MELLON,
as Trustee

DATED AS OF NOVEMBER 1, 2016

4.600% SENIOR NOTES DUE 2026

Exhibit A:                                         Form of 4.600% Senior Note due 2026

i

FIRST SUPPLEMENTAL INDENTURE

This First Supplemental Indenture, dated as of November 1, 2016 (the “Supplemental Indenture”), to the Indenture, dated as of November 1, 2016 (the “Indenture”), by and between Sirius International Group, Ltd., a Bermuda exempted company (the “Company”) and The Bank of New York Mellon, a New York banking corporation, not in its individual capacity but solely as Trustee (together with its successors and assigns, in such capacity, the “Trustee”) is effective upon the execution and delivery hereof by the parties hereto.

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee the Indenture providing for the issuance from time to time of the Company’s notes, debentures or other evidences of its unsecured indebtedness (the “Securities”), unlimited as to principal amount;

WHEREAS, Section 3.1 of the Indenture provides that, with respect to any series of Securities to be authenticated and delivered under the Indenture, the terms of such series of Securities shall be established by (i) a resolution of the Company’s Board of Directors and set forth in an Officer’s Certificate of the Company or (ii) one or more indentures supplemental to the Indenture;

WHEREAS, the Company desires to create, under the Indenture, a series of Securities to be known as its 4.600% Senior Notes due 2026 (the “Notes”), the form and substance of the Notes and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Supplemental Indenture; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture and to make it a valid and binding obligation of the Company in accordance with its terms, and to make each of the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid and binding obligations of the Company, have been done or performed.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1                                    Definitions.

Capitalized terms used herein without definition shall have the respective meanings assigned such terms in the Indenture.

“Comparable Treasury Issue” means the U.S.  Treasury security selected by the Premium Calculation Agent as having a maturity comparable to the term remaining from such Redemption Date to the Maturity Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life.

“Comparable Treasury Price” means, with respect to such Redemption Date, (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii), if the Premium Calculation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Premium Calculation Agent” means, an investment banking institution of national standing appointed by the Company.

“Reference Treasury Dealer” means (i) each of Citigroup Global Markets Inc., J.P.  Morgan Securities LLC and Wells Fargo Securities, LLC, and their respective successors; provided, however, that if any of the foregoing cease to be primary U.S.  Government securities dealers in the United States of America (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; (ii) a Primary Treasury Dealer selected by AMTD Asset Management Limited, or its successor; (iii) a Primary Treasury Dealer selected by The Hongkong and Shanghai Banking Corporation Limited, or its successor; and (iv) any two other Primary Treasury Dealer(s) selected by the Premium Calculation Agent after consultation with the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Premium Calculation Agent, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Premium Calculation Agent by such Reference Treasury Dealer at 5:00 p.m.  (New York City time) on the third Business Day preceding such Redemption Date.

“Relevant Regulator” means the BMA (or any successor which carries on the role of regulator of financial services companies generally in Bermuda); and

“Relevant Rules” means the Insurance Act and any other legislation, rules or regulations of Bermuda or of the BMA from time to time (including, but not limited to, the Bermuda Insurance (Eligible Capital) Rules 2012, as amended) relating to the characteristics, features or criteria of own funds or capital resources and which are, at such time, applicable to the Company.

“Treasury Rate” means, with respect to any Redemption Date (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S.  Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or, (ii) if the release referred to above (or any successor release) is not published during the immediately preceding week or does not contain the yields referred to above, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate will be calculated on the third Business Day preceding such Redemption Date.

ARTICLE II

GENERAL TERMS AND CONDITIONS OF THE NOTES

There is hereby established a new series of Securities under the Indenture with the following terms:

Section 2.1                                    Title.

The title of the series is “4.600% Senior Notes due 2026”.

Section 2.2                                    Principal Amount.

There are to be issued by the Company, and authenticated and delivered by the Trustee on the date hereof, the Notes which shall initially be limited to the aggregate principal amount of $400,000,000, and such principal amount of Notes may be increased from time to time pursuant to Section 3.1 of the Indenture.  All Notes need not be issued on the same date and such series may be reopened at any time, without the consent of any Holder, for issuances of additional Notes, unlimited in principal amount, upon delivery by the Company to the Trustee of either a resolution of the Company’s Board of Directors and set forth in an Officer’s Certificate of the Company or an indenture supplemental to the Indenture, setting forth the original issuance date of such additional Notes; provided, however, that the additional Notes are fungible with the previously issued Notes for United States federal income tax purposes.  The terms of any such additional Notes will be identical (except as to denomination, the date from which interest shall accrue, the issue price and the first Interest Payment Date) to the terms of the Notes initially issued, authenticated and delivered on the date hereof Any such additional Notes will, together with the previously issued Notes, constitute a single series of Securities under the Indenture.

Section 2.3                                    Principal Payment Date.

The principal amounts of the Notes outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on November 1, 2026, which date shall be the Stated Maturity of the Notes.

Section 2.4                                    Interest and Interest Rates.

The rate of interest on the each Note shall be 4.600% per annum, accruing from and including the original date of issuance, payable semi-annually in arrears on May 1 and November 1 of each year commencing May 1, 2017 (each such date, an “Interest Payment Date”) until the principal thereof shall have become due and payable, and until the principal thereof is paid or duly provided for.  The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months.  The interest installment so payable in respect of any Note, and punctually paid or duly provided for, on any Interest Payment Date (including the Maturity Date) will, as provided in the Indenture, be paid to the person in whose name such Note is registered at the close of business on April 15 or October 15, as the case may be, next preceding each Interest Payment Date (each such date, a “Regular Record Date”).  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest established by notice given by or on behalf of the Company to the Holders of Notes not less than 15 days prior to such Special Record Date, such Special Record Date to be not less than 10 days prior to the date for payment of such defaulted interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Notes shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Section 2.5                                    Form, Currency and Denominations.

The Notes will be issued in substantially the form set forth in Exhibit A hereto, which shall include the Private Placement Legend until the Notes are no longer outstanding.  The Notes shall be issued in fully registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  The Depository with respect to the Notes shall be The Depository Trust Company, New York, New York.

Section 2.6                                    Ranking.

The Notes will represent the Company’s direct, unsecured obligations and will rank equally in right of payment with all the Company’s existing and future unsecured debt obligations that are not, by their terms, expressly subordinated in right of payment to the Notes.

Section 2.7                                    Optional Redemption.

(a)                                 At any time prior to August 1, 2026, the Notes will be redeemable at the option of the Company, in whole or in part, at any time or from time to time, at a “make-whole” Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed on the Redemption Date and (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes being redeemed (not including any portion of any payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), as determined by the Premium Calculation Agent (as defined below) plus 45 basis points, plus in each case, accrued and unpaid interest on the Notes to the Redemption Date.  Any such redemption will be subject to Section 2.9 herein and Article 14 of the Indenture.

(b)                                 On and after August 1, 2026, the Notes will be redeemable, in whole or in part, at the option of the Company, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest up to but excluding the Redemption Date.  Any such redemption will be subject to Article 14 of the Indenture.

(c)                                  The election of the Company to redeem any Notes shall be set forth in an Officer’s Certificate which states that such election has been duly authorized by all requisite corporate action on the part of the Company delivered to the Trustee at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee).  Notice of any redemption will be mailed or sent in accordance with applicable DTC procedures at least 30 days but no more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed.  If less than all of the Notes are to be redeemed, and the Notes are global securities, the Notes to be redeemed will be selected by DTC in accordance with its standard procedures.  If less than all of the Notes are to be redeemed and the Notes are not global securities, the Trustee will select the Notes to be redeemed in whole or in part on a pro rata basis, by lot or by any other method the Trustee, in its sole discretion, deems fair and appropriate, in accordance with methods generally used at the time of selection by indenture trustees in similar circumstances, subject to applicable DTC procedures with respect to the Global Securities.  Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Notes or portions thereof called for redemption on and after the Redemption Date.  On or before the Redemption Date, the Company shall deposit with the Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of the Notes being redeemed.

(d)                                 The Notes will not have a sinking fund.

Section 2.8                                    Redemption for Tax Reasons.

Solely for purposes of the Notes and not for purposes of any other Securities, Section 4.5 of the Indenture is hereby amended and restated in its entirety as follows:

The Company will be entitled to redeem the Notes at its option, at any time, for cash, in whole but not in part, upon not less than 30 nor more than 60 days’ prior written notice, at 100% of the principal amount thereof, plus any accrued but unpaid interest to, but not including, the Redemption Date (subject to the right of holders of record on the relevant record date, whether or not a business day, to receive interest due on the relevant interest payment date), in the event that the Payor has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Notes, any Additional Amounts as a result of (i) a change in or an amendment to the laws (including any regulations promulgated thereunder) of a Relevant Tax Jurisdiction, which change or amendment is announced after the date of the offering memorandum relating to the Notes or (ii) any change in or amendment to any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced after the date of the offering memorandum relating to the Notes, and, in each case, the Payor cannot avoid such obligation by taking reasonable measures available to it.

Before any notice of redemption of the Notes is delivered to the Holder as described above, the Company will deliver to the Trustee, at least 30 days before the date set for redemption, in each case, an Officers’ Certificate and an opinion of counsel stating that the Payor has or will become obligated to pay Additional Amounts as a result of a change in tax laws or regulations or the application or interpretation of such laws or regulations.

If the Company elects to redeem the Notes under this provision it will give written notice of such election to the Trustee.  If the Company elects to redeem the Notes under this provision it will also mail a notice of redemption at least 30 days but no more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed.  Unless the Company defaults in the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.  Any such redemption will be subject to Section 2.9 herein and Article 14 of the Indenture.

Section 2.9                                    Conditions to Redemption.

Any redemption of the Notes that is within five years following the date of this Supplemental Indenture is subject to the Company having obtained the consent or non-objection of the Relevant Regulator (if then required by the Relevant Rules).  A certificate signed by two Officers of the Company confirming such compliance delivered to the Trustee will be conclusive and sufficient evidence thereof and will be binding on the Holders of Notes.

Section 2.10                             Global and Certificated Securities.

(a)                                 The Notes will be issued in the form of one or more Rule 144A Global Securities or Regulation S Global Securities registered in the name of the Depository or its nominee.  Except under the circumstances set forth in Section 3.7 of the Indenture, the Global Securities will not be exchangeable for, and will not otherwise be issuable as, Notes in definitive form.  Owners of beneficial interests in such a Global Security will not be considered the registered owners or Holders of Notes for any purpose.

(b)                                 Except as set forth in the Indenture, no Global Security representing a Note shall be exchangeable, except for another Global Security of like denomination and tenor to be registered in the name of the Depository or its nominee or to a successor Depository or its nominee.  Payment of principal of, premium (if any) or interest on, and any Additional Amounts, in respect of any Note in global form shall be made to the registered Holder thereof .

Section 2.11                             Miscellaneous.

The Company is not obligated to redeem or purchase any Notes pursuant to any sinking fund or analogous provision.  The amount of payments of principal with respect to the Notes shall not be determined with reference to an index, formula or other method or methods.  No Notes are issuable upon the exercise of warrants.  Each of Section 12.2(b) of the Indenture relating to defeasance and Section 12.2(c) of the Indenture relating to covenant defeasance shall be applicable to the Notes.  The Trustee shall initially serve as Paying Agent, Securities Custodian, and Securities Registrar for the Notes.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.1                                    Ratification and Incorporation of Indenture.

As supplemented hereby, the Indenture is in all respects ratified and confirmed, and the Indenture as supplemented by this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 3.2                                    Counterparts.

This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.  The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 3.3                                    Governing Law.

This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles thereof that would result in the application of the laws of another jurisdiction.

Section 3.4                                    Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 3.5                                    Concerning the Trustee.

The Trustee shall not be responsible for and makes no representation as to the validity, sufficiency or adequacy of this Supplemental Indenture or the Notes, and it shall not be responsible for any statement of the Company in this Supplemental Indenture.  The Trustee makes no representations with respect to the effectiveness or adequacy of this Supplemental Indenture or the notes.  All of the provisions contained in the Indenture in respect of the rights, privileges, immunities, powers, and duties of the Trustee shall be applicable in respect of this Supplemental Indenture as fully and with like force and effect as though fully set forth in full herein.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

SIRIUS INTERNATIONAL GROUP, LTD.,
as Issuer

By:	/s/ Kernan V. Oberting
Name: Kernan V. Oberting
Title: Chief Financial Officer

THE BANK OF NEW YORK MELLON,
as Trustee

By:	/s/ Laurence J. O’Brien
Name: Laurence J. O’Brien
Title: Vice President

[Signature Page to Supplemental Indenture]

EXHIBIT A

FORM OF 4.600% SENIOR NOTE DUE 2026

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.  THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THE SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) BUYING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES TO A NON-U.S.  PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 IF AVAILABLE (AND BASED UPON AN OPINION OF COUNSEL, IF THE ISSUER SO REQUESTS), (4) TO THE ISSUER OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE.  NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

[UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO.  OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO.  OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR

VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

(1)  Insert in Global Security.

SIRIUS INTERNATIONAL GROUP, LTD.

4.600% SENIOR NOTES DUE 2026

No. [•]	CUSIP No.:	[82968F AA2 (144A)]
G8201F AA7 (Regulation S)]

	ISIN:	[US82968FAA21 (144A)]
[USG8201FAA78 (Regulation S)]

	Common Code:	[151458378 (144A)]
[151458360 (Regulation S)]

Principal Amount:	$400,000,000

Original Issue Date:	November 1, 2016

Maturity Date:	November 1, 2026

Interest Rate:	4.600% per annum

Interest Payment Dates:	Semi-annually in arrears on May 1 and November 1, commencing May 1, 2017

Regular Record Dates:	April 15 or October 15, as the case may be, immediately preceding each Interest Payment Date

Authorized Denomination:	$2,000 or any integral multiple of $1,000 in excess thereof

SIRIUS INTERNATIONAL GROUP, LTD., a Bermuda exempted company (the “Company”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount shown above[, as revised by the Schedule of Exchanges of Interests in the Global Security attached hereto,](2) on the Maturity Date shown above, and to pay interest thereon from and including the Original Issue Date shown above, computed on the basis of a 360-day year consisting of twelve 30-day months semi-annually in arrears on May 1 and November 1 of each year (each an “Interest Payment Date”), beginning on May 1, 2017, at the rate shown above, until the principal hereof is paid or duly provided for.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (including the Maturity Date) will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date as specified above next preceding each Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such

(2)  Insert in Global Security.

defaulted interest established by notice given by or on behalf of the Company to the Holders of Notes not less than 15 days prior to such Special Record Date, such Special Record Date to be not less than 10 days prior to the date for payment of such defaulted interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Notes shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payment of the principal of, premium, (if any) and interest due on the Maturity Date of this Note shall be made upon surrender of this Note at the Corporate Trust Office of the Trustee.  The principal of, premium (if any) and interest on this Note shall be paid in Dollars.  Payments of principal of, premium (if any) and interest on the Notes will be made, subject to such surrender where applicable, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register or (ii) by wire transfer to an account maintained by the payee with a bank located in the United States.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SIRIUS INTERNATIONAL GROUP, LTD.

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

(Reverse Side of Note)

SIRIUS INTERNATIONAL GROUP, LTD.

4.600% SENIOR NOTES DUE 2026

This security is one of a duly authorized issue of debt securities of the Company (hereinafter called the “Securities”), all issued or to be issued under and pursuant to an Indenture, dated as of November 1, 2016 (the “Indenture”), by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto relating to this security (including, without limitation, the First Supplemental Indenture, dated as of November 1, 2016, by and between the Company and the Trustee (the “First Supplemental Indenture”) reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered.  The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest at different rates and may otherwise vary as provided in the Indenture or any indenture supplemental thereto.  This security is one of a series designated on the face as 4.600% Senior Notes due 2026 (the “Notes”), initially limited in aggregate principal amount to $[400,000,000], subject to increase as provided in Section 3.1 of the Indenture and Section 2.2 of the First Supplemental Indenture.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

[While this Note is represented by one or more global notes registered in the name of DTC or its nominee, the Company will cause payments of principal of, premium (if any) and interest on this Note to be made to DTC or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, DTC or its nominee, and otherwise in accordance with such agreements, regulations and procedures.] [While this Note is represented by one or more certificated notes registered in the name of its holder, the Company will cause payments of principal of, premium (if any) and interest on this Note to be made to such holder at such address or to such account as such holder shall have instructed the Company.]

At any time prior to August 1, 2026, the Notes will be redeemable at the option of the Company, in whole or in part, at any time or from time to time, at a “make-whole” Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed on the date of such redemption (the “Redemption Date”) and (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes being redeemed (not including any portion of any payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), as determined by the Premium Calculation Agent (as defined below) plus 45 basis points, plus in each case, accrued and unpaid interest on the Notes to the Redemption Date.  Any such redemption will be subject to the conditions herein and Article 14 of the Indenture.

On and after August 1, 2026, the Notes will be redeemable, in whole or in part, at the option of the Company, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest up to but excluding the Redemption Date.  Any such redemption will be subject to Article 14 of the Indenture.

Notice of any redemption will be mailed or sent in accordance with applicable DTC procedures at least 30 days but no more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed.  If less than all of the Notes are to be redeemed, and the Notes are global securities, the Notes to be redeemed will be selected by DTC in accordance with its standard procedures.  If less than all the Notes are to be redeemed and the Notes are not global securities, the Trustee will select the Notes to be redeemed in whole or in part on a pro rata basis, by lot or by any other method the Trustee, in its sole discretion, deems fair and appropriate, in accordance with methods generally used at the time of selection by indenture trustees in similar circumstances, subject to applicable DTC procedures with respect to Global Securities.  Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Notes or portions thereof called for redemption on and after the Redemption Date.  On or before the Redemption Date, the Company shall deposit with the Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of the Notes being redeemed.

“Comparable Treasury Issue” means the U.S.  Treasury security selected by the Premium Calculation Agent as having a maturity comparable to the term remaining from such Redemption Date to the Maturity Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life.

“Comparable Treasury Price” means, with respect to such Redemption Date, (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii), if the Premium Calculation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Premium Calculation Agent” means, an investment banking institution of national standing appointed by the Company.

“Reference Treasury Dealer” means (i) each of Citigroup Global Markets Inc., J.P.  Morgan Securities LLC and Wells Fargo Securities, LLC, and their respective successors; provided, however, that if any of the foregoing cease to be primary U.S.  Government securities dealers in the United States of America (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; (ii) a Primary Treasury Dealer selected by AMTD Asset Management Limited, or its successor; (iii) a Primary Treasury Dealer selected by The Hongkong and Shanghai Banking Corporation Limited, or its successor; and (iv) any two other Primary Treasury Dealer(s) selected by the Premium Calculation Agent after consultation with the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Premium Calculation Agent, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Premium Calculation Agent by such Reference Treasury Dealer at 5:00 p.m.  (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S.  Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or, (ii) if the release referred to above (or any successor release) is not published during the immediately preceding week or does not contain the yields referred to above, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate will be calculated on the third Business Day preceding such Redemption Date.

The Notes will not have a sinking fund.

The Company will be entitled to redeem the Notes at its option, at any time, for cash, in whole but not in part, upon not less than 30 nor more than 60 days’ prior written notice, at 100% of the principal amount thereof, plus any accrued but unpaid interest to, but not including, the Redemption Date (subject to the right of holders of record on the relevant record date, whether or not a business day, to receive interest due on the relevant interest payment date), in the event that the Payor has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Notes, any Additional Amounts as a result of (i) a change in or an amendment to the laws (including any regulations promulgated thereunder) of a Relevant Tax Jurisdiction, which change or amendment is announced after the date of the offering memorandum relating to the Notes or (ii) any change in or amendment to any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced after the date of the offering memorandum relating to the Notes, and, in each case, the Payor cannot avoid such obligation by taking reasonable measures available to it.

Before any notice of redemption of the Notes is delivered to the Holder as described above, the Company will deliver to the Trustee, at least 30 days before the date set for redemption, in each case, an Officers’ Certificate and an opinion of counsel stating that the Payor has or will become obligated to pay Additional Amounts as a result of a change in tax laws or regulations or the application or interpretation of such laws or regulations.

If the Company elects to redeem the Notes for tax reasons, it will give written notice of such election to the Trustee.  If the Company elects to redeem the Notes under this provision it will also mail a notice of redemption at least 30 days but no more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed.  Unless the Company defaults in the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.  Any such redemption for tax reasons will be subject to the conditions herein and Article 14 of the Indenture.

Any redemption of the Notes that is within five years following the issuance date of the Notes is subject to the Company having obtained the consent or non-objection of the Relevant Regulator (if then required by the Relevant Rules).  A certificate signed by two Officers of the Company confirming such compliance delivered to the Trustee will be conclusive and sufficient evidence thereof and will be binding on the Holders of Notes.  For purposes of these conditions:

“Relevant Regulator” means the BMA (or any successor which carries on the role of regulator of financial services companies generally in Bermuda); and

“Relevant Rules” means the Insurance Act and any other legislation, rules or regulations of Bermuda or of the BMA from time to time (including, but not limited to, the Bermuda Insurance (Eligible Capital) Rules 2012, as amended) relating to the characteristics, features or criteria of own funds or capital resources and which are, at such time, applicable to the Company.

The Indenture also contains provisions for defeasance at any time of the entire indebtedness of the Notes or of certain restrictive covenants with respect to the Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Notes at the time Outstanding affected thereby.  The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium (if any) and interest on this Note at the times, place and rate, and in the coin or currency.  herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge or certain other expenses payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company nor the Trustee nor any such agent shall be affected by notice to the contrary.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Note or Notes to be exchanged at the office or agency of the Company.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles thereof that would result in the application of the laws of another jurisdiction.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Notes as a convenience to the Holders.  No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT - Uniform Gifts to Minors Act

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with rights of survivorship and not as tenants in common

Additional abbreviations may also be used though not on the above list.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY*

The initial outstanding principal amount of this Global Security is $[400,000,000].  The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Security, or exchanges of a part of another Global Security or certificated Security for an interest in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Securities Custodian

* This schedule should be included only if the Security is issued in global form.